Exhibit 21.1

Subsidiaries of Landmark Apartment Trust of America, Inc. as of March 21, 2014

Landmark Apartment Trust of America Holdings, L.P. (Virginia)

Apartment REIT Walker Ranch GP, LLC (Delaware)

Apartment REIT Walker Ranch, L.P. (Texas)

Apartment REIT Hidden Lakes GP, LLC (Delaware)

Apartment REIT Hidden Lakes, L.P. (Texas)

Apartment REIT Park at North Gate GP, LLC (Delaware)

Apartment REIT Park at North Gate, L.P. (Texas)

Apartment REIT Residences at Braemar, LLC (North Carolina)

Apartment REIT Towne Crossing GP, LLC (Delaware)

Apartment REIT Towne Crossing, LP (Texas)

Apartment REIT Villas of El Dorado, LLC (Delaware)

Landmark at Grayson Park General Partner, LLC (Delaware)

Landmark at Grayson Park, L.P. (Delaware)

Landmark at Woodland Trace General Partner, LLC (Delaware)

Landmark at Woodland Trace, L.P. (Delaware)

Landmark at Lancaster Place General Partner, LLC (Delaware)

Landmark at Lancaster Place, L.P. (Delaware)

Landmark at Stafford Landing, LLC (Delaware)

Landmark at Stafford Landing Management, LLC (Delaware)

G&E Apartment REIT Arboleda, LLC (Delaware)

G&E Apartment REIT Creekside Crossing, LLC (Delaware)

G&E Apartment REIT Kedron Village, LLC (Delaware)

G&E Apartment REIT The Myrtles at Olde Towne, LLC (Delaware)

G&E Apartment REIT The Heights at Olde Towne, LLC (Delaware)

G&E Apartment REIT Bella Ruscello, LLC (Delaware)

G&E Apartment REIT Mission Rock Ridge, LLC (Delaware)

ATA Property Management, LLC (formerly named MR Property Management, LLC) (Delaware)

ATA-Mission, LLC (Delaware)

NNN/Mission Residential Holdings, LLC (Virginia)

NNN/Mission Collin Creek LeaseCo, LLC (Texas)

NNN/Mission Spring Creek LeaseCo, LLC (Texas)

NNN/Mission Signing Officer, LLC (Delaware)

NNN/Mission Mallard Creek LeaseCo, LLC (Delaware)

NNN/Mission University Place LeaseCo, LLC (Delaware)

Daytona Seabreeze, LLC (Delaware)

Seabreeze Daytona Marina, LLC (Delaware)

Bay Breeze Sonesta, LLC (Florida)

Bear Creek Partners, LLC (Delaware)

Bedford Partners, LLC (Delaware)

Caveness Partners, LLC (Delaware)

Cottonwood Partners, LLC (Delaware)

Crown Ridge Partners, LLC (North Carolina)

East Point Partners, LLC (Delaware)

Fairway Apartment Partners, LLC (Delaware)

LATA Esplanade Member 2, LLC (Delaware)

Esplanade Apartments, LLC (Florida)

ADMG Altamonte Partners, LLC (Delaware)

Landmark at Creekside Grand, LLC (Delaware)

El Conquistador Partners, LLC (Delaware)

Landmark at Grand Meadow, LLC (Delaware)

Landmark Grand at Galleria, LLC (Delaware)

Landmark at Grand Palms, LLC (Delaware)

Century Mill Partners, LLC (Delaware)

Woodberry Partners, LLC (Delaware)

Baymeadows Partners, LLC (Delaware)

Landmark at Heritage Fields, LLC (Delaware)

Manchester Park, LLC (Delaware)

Landmark at Ridgewood Preserve, LLC (Delaware)

Landmark at Emerson Park, LLC (Delaware)

Hampton Ridge Partners, LLC (Delaware)

Landmark at Avery Place, LLC (Delaware)

Landmark at Collin Creek, LLC (Delaware)

Landmark at Deerfield Glen, LLC (Delaware)

Landmark at Garden Square, LLC (Delaware)

Landmark at Garden Square Manager, LLC (Delaware)

Landmark at Ocean Breeze, LLC (Delaware)

Landmark at Savoy Square, LLC (Delaware)

LAT Barton Creek, LLC (Delaware)

LAT Battleground Park, LLC (Delaware)

LAT Battleground Park II, LLC (Delaware)

LAT Bellevue Ridge, LLC (Delaware)

LAT Brentwood, LLC (Delaware)

LAT Briley Parkway, LLC (Delaware)

LAT Courtyard Villas, LLC (Delaware)

LAT Gleneagles, LLC (Delaware)

LAT Mallard Creek, LLC (Delaware)

LAT Park Green, LLC (Delaware)

LAT Preston Wood, LLC (Delaware)

LAT Tanglewood, LLC (Delaware)

LAT University Place, LLC (Delaware)

Meredith Partners, LLC (Delaware)

Pear Ridge Partners, LLC (Delaware)

Royal Green Partners, LLC (Delaware)

Riverview Partners, SC, LLC (Delaware)

Solera Partners DE, LLC (Delaware)

Sonoma Partners, LLC (Delaware)

Kings Carlyle Club Apartments, LLC (Delaware)

Landmark at Brighton Colony, LLC (Delaware)

Landmark at Greenbrooke Commons, LLC (Delaware)

Landmark at Spring Creek, LLC (Delaware)

Landmark at Bella Vista GP, LLC (Delaware)

Landmark at Bella Vista, LP (Delaware)

Landmark at Lakeways GP, LLC (Delaware)

Landmark at Lakeways, LP (Delaware)

Landmark at Waverly Place Manager, LLC (Delaware)

Landmark at Waverly Place, LLC (Delaware)

Landmark at Maple Glen GP, LLC (Delaware)

Landmark at Maple Glen, LP (Delaware)

Fairfield Rivergate, LLC (Delaware)

Landmark Colonial 2001 GP, LLC (Delaware)

Landmark Colonial BK GP, LLC (Delaware)

Landmark Colonial HL GP, LLC (Delaware)

EL-Harel, L.P. (Delaware) (22.4% GP only)

Landmark Colonial IV LP (Delaware)

Landmark Colonial 2011, L.P. (Delaware)

Landmark at Rosewood Manager, LLC (Delaware)

Landmark at Rosewood, L.P. (Delaware)

Landmark at Grand Oasis Manager, LLC (Delaware)

Landmark at Grand Oasis, L.P. (Delaware)

Landmark at Coventry Pointe Manager, LLC (Delaware)

Landmark at Coventry Pointe, L.P. (Delaware)

Landmark at Chesterfield Manager, LLC (Delaware)

Landmark at Chesterfield, L.P. (Delaware)

Landmark Highlands at Galloway Manager, LLC (Delaware)

Landmark Highlands at Galloway, L.P. (Delaware)

Landmark Lakeway Place Manager, LLC (Delaware)

Landmark Lakeway Place, L.P. (Delaware)

Landmark Lakeway Trace Manager, LLC (Delaware)

Landmark Lakeway Trace, L.P. (Delaware)

Landmark Lakeway Meadows Manager, LLC (Delaware)

Landmark Lakeway Meadows, L.P. (Delaware)

Landmark Lakeway Colony Manager, LLC (Delaware)

Landmark Lakeway Colony, L.P. (Delaware)

Landmark Lakeshore/Lakeview Manager, LLC (Deleware)

Landmark Lakeshore/Lakeview, L.P. (Delaware)

Landmark Windridge Court Manager, LLC (Delaware)

Landmark Windridge Court, L.P. (Delaware)

Landmark Lakeway Harbor Manager, LLC (Delaware)

Landmark Lakeway Harbor, L.P. (Delaware)

Landmark Lakeway 36 Manager, LLC (Delaware)

Landmark Lakeway 36, L.P. (Delaware)

Landmark Lakeway Point Manager, LLC (Delaware)

Landmark Lakeway Point, L.P. (Delaware)